                                         SIGNATURE

   Pursuant to the  requirements  of the Trust  Indenture  Act of 1939,  as amended,  the
   Trustee,  U.S.  BANK  TRUST  NATIONAL  ASSOCIATION,  a  national  banking  association organized  and  existing  under the laws of the  United  States of  America,  has duly caused this statement of eligibility and  qualification  to be signed on its behalf by the undersigned,  thereunto duly authorized, all in the City of New York, State of New
   York on the 3rd day of August, 2004.

                           U.S. BANK TRUST NATIONAL ASSOCIATION

                           By:   /s/Marlene J. Fahey
                           Name: Marlene J. Fahey
                           Title:              Vice President

     Exhibit 7
                          U.S. Bank Trust National Association
                            Statement of Financial Condition
                                  As of March 31, 2004

                                        ($000's)

                                                     3/31/2004
                                                 ---------------------
   Assets
       Cash and Due From Depository                   $384,222
       Institutions
       Fixed Assets                                        532
       Intangible Assets                               113,634
       Other Assets                                     28,853
                                                 ---------------------
        Total Assets                                  $527,241

   Liabilities

       Other Liabilities                               $16,579
                                                 ---------------------
       Total Liabilities                               $16,579

   Equity
       Common and Preferred Stock                       $1,000
       Surplus                                         505,932
       Undivided Profits                                 3,730
                                                 ---------------------
        Total Equity Capital                          $510,662

   Total Liabilities and Equity Capital               $527,241

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   To the best of the undersigned's determination, as of this date the above financial information is true and correct.

   U.S. Bank Trust National Association

   By:   /s/Marlene J. Fahey
         Vice President

   Date:  August 3, 2004